EARNINGS CALL PRESENTATION Q2 2024

2 The financial results in this document reflect preliminary, unaudited results, which are not final until the Company’s Quarterly Report on Form 10-Q is filed. With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to our guidance, our capital resources and liquidity, our pursuit of growth opportunities, the timing of transaction closings and investment spending, our expected cash flows, the performance of our customers, our expected cash collections and our results of operations and financial condition. Forward-looking statements involve numerous risks and uncertainties, and you should not rely on them as predictions of actual events. There is no assurance that the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “pipeline,” “estimates,” “offers,” “plans,” “would” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except as required by law, we do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof. DISCLAIMER

INTRODUCTORY COMMENTS

PORTFOLIO

5 PORTFOLIO OVERVIEW Education Portfolio 70 Properties; 8 Operators Leased at 100%** *See Quarterly Report on Form 10-Q for the quarter ended June 30, 2024 for definition and calculation of this non-GAAP measure **Excluding properties EPR intends to sell Experiential Portfolio 284 Properties; 51 Operators $6.4B (93%) Total Investments* Leased at 99%** Total Portfolio Snapshot ~$6.9B Total Investments* 354 Properties Leased at 99%** Q2 Investment Spending $46.9M

6 PORTFOLIO COVERAGE *BoxOfficeMojo TTM Mar 2024 YE 2019 Theatre Coverage 1.7x 1.7x Box Office* $8.8B $11.4B Non-Theatre Coverage 2.6x 2.0x Total Portfolio Coverage 2.2x 1.9x Strong Total Portfolio Coverage Methodology – Coverage numerator is customer's store level EBITDARM and denominator is EPR's minimum rent or interest (excludes non-cash straight-line rent or interest income from the effective interest method of accounting) EBITDARM data is sourced from customers' reported store level profit and loss statements

PORTFOLIO UPDATE

Theatre Coverage and Box Office Updates

Theatre coverage at 2019 levels

- Coverage back to 2019 levels, even with box office well below 2019

North American Box Office Gross (NABOG) Accelerating

- June only down 4% with an increase in the number of releases; YTD through June 30 NABOG down 19% over 2023 due to lack of content because of strikes
- Outperformance from films in June and July indicate NABOG growth acceleration
    - *Inside Out 2* was highest grossing animated film ever over $600M
    - *Despicable Me 4* grossed over $291M
    - *Deadpool v. Wolverine* grossed $211M on opening weekend, the highest grossing opening weekend for an R-rated movie ever
- **Our 2024 NABOG expectations increased to $8.2B – $8.5B from $8.0B – $8.4B**
- NABOG for Regal lease year estimated to be $7.9B, approx. $400M less than original forecast; anticipate shortfall in Regal percentage rent to be made up by other tenants' outperformance, no adjustment to percentage rent guidance

EPR Properties®

7

8 PORTFOLIO UPDATE Experiential Lodging – Margaritaville Nashville Hotel and Camp Margaritaville in Pigeon Forge performing well Eat & Play – Revenue & EBITDARM normalizing after post-COVID highs; Andretti construction progressing Attractions & Cultural – Six Flags & Cedar Fair concluded merger as of July 1; do not expect changes to our parks and believe this strengthens credit Fitness & Wellness – Construction continues on expansion project at The Springs Resort in Pagosa with completion expected Spring 2025 Operating Properties – Lodging JVs face softness in ADR and EBITDARM cost pressure; operating theatres attempting to recapture market share Other Experiential Property and Operator Updates Ski – Percentage rent from ski tenant exceeded our expectations following a strong ski season

9 INVESTMENT SPENDING Q2 Investment spending was $46.9M; YTD is $132.7M 2024 Investment Spending Guidance $200M-$300M Overland Park, KS Schaumburg, IL Oklahoma City, OK Closed on third new Andretti Karting build-to-suit development in Oklahoma City, OK

1 0 CAPITAL RECYCLING Completed Transactions • Sold four vacant theatres; three former Regals and a Cinemark Update on Vacant Theatre Properties • Subsequent to quarter end, sold another vacant former Regal • Have signed purchase and sale agreements for 2 of the remaining 4 Regal theatres and one vacant Xscape theatre terminated in Q4 • One remaining vacant AMC theatre Closure of Property • Closing former Regal managed by Cinemark after review of performance and required CapEx 2024 Disposition Proceeds Guidance $60M-$75M

FINANCIAL REVIEW

1 2 (In millions except per-share data) Note: Each of the measures above for the quarter ended June 30, 2023 include deferred rent and interest collections from cash-basis customers that were recognized as revenue of $7.3 million. There were no deferred rent and interest collections for cash-basis customers for the quarter ended June 30, 2024. *See Supplemental Operating and Financial Data for the Second Quarter Ended June 30, 2024 for definitions and calculations of these non-GAAP measures FINANCIAL HIGHLIGHTS Financial Performance Quarter ended June 30, 2024 2023 $ Change % Change Total Revenue $173.1 $172.9 $0.2 – % Net Income – Common 39.1 7.6 31.5 414% FFO as adj. – Common* 93.5 97.8 (4.3) (4%) AFFO – Common* 92.3 100.1 (7.8) (8%) Net Income/share – Common 0.51 0.10 0.41 410% FFO/share - Common, as adj.* 1.22 1.28 (0.06) (5%) AFFO/share - Common* 1.20 1.31 (0.11) (8%)

1 3 FINANCIAL HIGHLIGHTS Key Ratios* *See Supplemental Operating and Financial Data for the Second Quarter Ended June 30, 2024 for definitions and calculations of these non-GAAP measures Quarter ended June 30, 2024 Fixed charge coverage 3.2x Debt service coverage 3.8x Interest coverage 3.8x Net Debt to Adjusted EBITDAre 5.2x Net Debt to Gross Assets 39% AFFO payout 71%

1 4 Debt • $2.8B total debt; all fixed rate or fixed through interest rate swaps at weighted avg. = 4.3% • Weighted avg. debt maturity of ~4 years; $136.6M of scheduled debt maturities due in August 2024 Liquidity Position at 6/30/2024 • $33.7M unrestricted cash • No balance on $1B revolver CAPITAL MARKETS UPDATE

1 5 2024 GUIDANCE *See Supplemental Operating and Financial Data for the Second Quarter Ended June 30, 2024 for definitions and calculations of these non-GAAP measures FFO AS ADJUSTED PER SHARE* Guidance $4.76 - $4.96 INVESTMENT SPENDING Guidance $200M - $300M DISPOSITION PROCEEDS Revised Guidance $60M - $75M Prior Guidance $50M - $75M PERCENTAGE RENT & PARTICIPATING INTEREST Guidance $12M - $16M GENERAL & ADMINISTATIVE EXPENSE Revised Guidance $49M - $52M Prior Guidance $52M - $55M

1 6 2024 OPERATING PROPERTY GUIDANCE *See Supplemental Operating and Financial Data for the Second Quarter Ended June 30, 2024 for definitions and calculations of these non-GAAP measures OTHER INCOME Revised Guidance $55M - $65M Prior Guidance $57M - $67M OTHER EXPENSE Guidance $54M - $64M EQUITY IN LOSS FROM JV’S Revised Guidance $(10)M - $(7)M Prior Guidance $(9)M - $(6)M FFO AS ADJUSTED* FROM JV’S Guidance $0M - $3M Prior Guidance $1M - $4M

1 7 FFO AS ADJUSTED PER SHARE WITHOUT DEFERRAL COLLECTIONS *See Supplemental Operating and Financial Data for the Second Quarter Ended June 30, 2024 for definitions and calculations of these non-GAAP measures (1) Estimates for 2024 reflect the mid-point of guidance. $ in millions 2023 A $ in millions 2024 E(1) 2023 A vs. 2024 E Growth FFO As Adjusted Per Share* $5.18 $4.86 (6.2%) Less: Deferral Collections $36.4 ($0.48) $.6 ($0.01) FFO As Adjusted Per Share* Without Deferral Collections $4.70 $4.85 3.2%

CLOSING COMMENTS